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                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Christine S. Frederick, Peter L. Witkewiz and Heather Dzielak, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements, or amendments thereto; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-061594;
  333-112972; 333-115839; 333-118480; 333-118479; 333-042507; 333-052194;
  333-061594; 333-084684; 333-084688
LLANY Separate Account R for Flexible Premium Variable Life: 333-115884;
  333-125791; 333-125993; 333-046113; 333-033778; 333-090508
LLANY Separate Account S for Flexible Premium Variable Life: 333-074325;
  333-107461; 333-125794
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-118484;
 333-118483; 333-115885; 333-081886; 333-081892; 333-090526
Variable Annuity Separate Accounts:
Lincoln Life & Annuity Variable Annuity Account H: 333-038007; 333-038270;
  333-091226; 333-087434; 333-092298
Lincoln Life & Annuity Variable Annuity Account L: 333-010805
Lincoln New York Account N for Variable Annuities: 333-093875; 333-037982;
  333-083718; 333-091182; 333-119531

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated:  April 4, 2006

Signature                                   Title

/s/ Dennis Glass
______________________________              President
Dennis Glass                                (Principal Executive Officer)

______________________________              Director
J. Patrick Barrett

/s/ Robert D. Bond
______________________________              Director
Robert D. Bond

______________________________              Director
Jon A. Boscia

/s/ Frederick J. Crawford
______________________________              Director and Chief Financial Officer
Frederick J. Crawford

/s/ Barbara S. Kowalczyk
______________________________              Director
Barbara S. Kowalczyk

/s/ Marguerite Leanne Lachman
______________________________              Director
Marguerite Leanne Lachman

/s/ Louis G. Marcoccia
______________________________              Director
Louis G. Marcoccia

______________________________              Director
Jill S. Ruckelshaus

/s/ Michael S. Smith
______________________________              Director
Michael S. Smith

/s/ Donna D. DeRosa
______________________________              Director
Donna D. DeRosa

______________________________              Director
Vacancy

For Dennis Glass and Frederick J. Crawford:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Robert D. Bond:

State of Indiana           )
                           ) SS
County of Allen            )

Sworn and subscribed before me this 31st day of March, 2006.

/s/ Brenda S. Henline
------------------------------------
Notary Public
My Commission Expires: 2/16/07

For Barbara S. Kowalczyk:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Marguerite Leanne Lachman and Louis G. Marcoccia:
----------------------------------------------------
Date of Execution: March 31, 2006

For Michael S. Smith:

State of Indiana           )
                           ) SS
County of Allen            )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Sharlene K. Honegger
------------------------------------
Notary Public
My Commission Expires: 2/29/08

For Donna D. DeRosa:

State of Connecticut       )
                           ) SS
County of Hartford         )

Sworn and subscribed before me this 31st day of March, 2006.

/s/ Martha Jarvis
------------------------------------
Notary Public
My Commission Expires: Sep. 30, 2007